UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2008

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.04	TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS.

On April 6, 2006, Navistar International Corporation (“Navistar”) announced in a Current Report on Form 8-K that as a result of the delay in filing with the Securities and Exchange Commission (the “SEC”) its Annual Report on Form 10-K for the fiscal year ended October 31, 2005, Registration Statements on Form S-8 with respect to the following plans would not be available. This resulted in a suspension of purchases of shares of Navistar common stock by participants and beneficiaries in the United States under the following plans: (1) International Truck and Engine Corporation 401(k) Retirement Savings Plan; (2) International Truck and Engine Corporation Retirement Accumulation Plan; (3) International Truck and Engine Corporation 401(k) Plan for Represented Employees; and (4) IC Corporation 401(k) Plan (collectively, the “401(k) Plans” and each a “401(k) Plan”). Correspondingly, Navistar notified its directors and executive officers that they were subject to the restrictions on trading in Navistar equity securities in accordance with Regulation BTR.

In a Current Report on Form 8-K filed with the SEC on August 10, 2007, Navistar announced that, due to the time it was taking to review a number of complex and technical accounting items relating to the preparation of Navistar’s audited financial statements, it was extending the suspension of purchases of shares of Navistar common stock by participants and beneficiaries in the United States under the 401(k) Plans and that the blackout period for directors and executive officers under Regulation BTR was being extended to 4:00pm Central Time on the first day on which all of the following reports have been filed with the SEC: (i) Navistar’s Annual Report on Form 10-K for the fiscal year ended October 31, 2006; and (ii) the Annual Reports on Form 11-K for the fiscal year ended December 31, 2006 for each of the 401(k) Plans.

In a Current Report on Form 8-K filed with the SEC on October 5, 2007, Navistar announced that Fiduciary Counselors, Inc. (the independent fiduciary of the respective Navistar common stock funds under the 401(k) Plans appointed by Navistar in December 2006) informed Navistar that, as a result of the uncertainty caused by the absence of audited financial statements, they had determined that the Navistar common stock investment option in each 401(k) Plan would remain closed to new purchases effective as of October 3, 2007 and until further notice.

Recently, Fiduciary Counselors informed Navistar that the Navistar common stock investment option under each 401(k) Plan would be reopened to new investments beginning on September 11, 2008. Accordingly, the end date of the above-referenced Regulation BTR blackout period will be September 11, 2008.

This notice supersedes the notice disclosed by Navistar in its Form 8-K dated October 5, 2007.

Navistar has sent a notice to its directors and executive officers informing them of the ending date of the blackout period under Regulation BTR. A copy of this notice is attached as Exhibit 99.1 to this Current Report on Form 8–K and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibits are deemed to be filed under the Securities Exchange Act of 1934, as amended.

(d)	Exhibits

Exhibit No.	Description	Page

99.1	Notice to executive officers and directors of Navistar International Corporation dated September 9, 2008	E-1

Forward Looking Statements

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions. For a further description of these factors, see Item 1A. Risk Factors of our Form 10-Q for the period ended July 31, 2008 and our Form 10-K for the fiscal year ended October 31, 2007, which were filed on September 3, 2008 and May 29, 2008, respectively. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
Registrant

Date: September 9, 2008	/s/ Terry M. Endsley
Terry M. Endsley Executive Vice President and Chief Financial Officer